Reg. ICA No. 811-08877
                                                              File No. 333-59083

AS FILED VIA EDGAR WITH THE  SECRITIES  AND EXCHANGE  COMMISSION  ON OCTOBER 30,
1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                        Pre-Effective Amendment No. 1


                          Post-Effective Amendment No.


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 1


                                THE RAMIREZ TRUST
               (Exact Name of Registrant as Specified in Charter)

                                   61 Broadway
                            New York, New York 10006
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-877-RAM-6868

                             Peter J. O'Rourke, Esq.
                        Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                    Copy to:

                                Samuel A. Ramirez
                         Ramirez Asset Management, Inc.
                                   61 Broadway
                            New York, New York 10006


                  Approximate Date of Proposed Public Offering:

As soon as practicable  after this  registration  statement  becomes  effective.
------------------------------------------------------------------------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS-REFERENCE SHEET


         (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).


                                THE RAMIREZ TRUST



   Item Number
   Form N-1A,                                         Statement of Additional
     Part A         Prospectus Caption                  Information Caption
     ------         ------------------                  -------------------

      1(a)          Front Cover Page                             *

       (b)          Back Cover Page                              *

      2(a)          Fund Expenses                                *

       (b)          Investment Objective and                     *
                    Policies Common Investment
                    Practices of the Funds

       (c)          Risk Factors                                 *

        3           Fees and Expenses of the Fund                *

      4(a)          Investment Limitations                       *

        5           Not Applicable                               *

      6(a)          Management of The Trust                      *

       (b)          Not Applicable                               *

      7(a)          Purchase of Shares                           *

       (b)          Purchase Orders Placed                       *
                    through the Transfer Agent,
                    Purchase Orders placed
                    through Registered
                    Representatives

       (c)          Redemption of Shares                         *
                    Redemption Orders Placed
                    through the Transfer Agent,
                    Shareholder Services

   Item Number
   Form N-1A,                                         Statement of Additional
     Part A         Prospectus Caption                  Information Caption
     ------         ------------------                  -------------------

       (d)          Finances - Dividends and                     *
                    Distributions

       (e)          Finances - Dividends and Tax                 *
                    Matters

       (f)          Not Applicable                               *

      8(a)          Not Applicable                               *

       (b)          Not Applicable                               *

       (c)          Not Applicable                               *

        9           Financial Highlights                         *

                                THE RAMIREZ TRUST

   Item Number
   Form N-1A,                              Statement of Additional
     Part B         Prospectus Caption       Information Caption
     ------         ------------------       -------------------




      10            *                        Front Cover Page

      11            *                        Fund History

      12(a)         *                        Fund History

      12(b)and (c)                           Investment Objectives and Policies

                    *                        Investment Objectives and Policies

      12(d)         *                        Additional Information on
                                             Portfolio Instruments

      12(e)                                  Not Applicable

      13(a)-(d)     *                        Management of the Trust

      13(e)         *                        Not Applicable

      14(a)         *                        Not Applicable

      14(b)         *                        Management of the Trust

      14(c)         *                        Management of the Trust

      15(a)                                  Administration, Custody and
                                             Transfer Agent Services

        (b)         *                        Not Applicable

        (c)                                  Administration, Custody and
                                             Transfer Agent Services

        (d)         *                        Administration, Custody and
                                             Transfer Agent Services

        (e)         *                        Not Applicable

        (f)         *                        Not Applicable

   Item Number
   Form N-1A,                              Statement of Additional
     Part B         Prospectus Caption       Information Caption
     ------         ------------------       -------------------

        (g)         *                        Not Applicable

        (h)         *                        Administration, Custody and
                                             Transfer Agent Services

        16 (a)-(c)  *                        Portfolio Transactions

                    *                        Portfolio Transactions

        (d)         *                        Not Applicable

        (e)         *                        Not Applicable

        17 (a)      *                        Portfolio Transactions, Share-
                                             holder Organizations

        (b)         *                        Not Applicable

        18 (a)                               Shareholder Organizations

         (b)        *                        Not Applicable

         (c)                                 Shareholder Organizations

         (d)        *                        Not Applicable

        19 (a)      *                        Tax Matters

         (b)        *                        Tax Matters

        20 (a)      *                        Not Applicable

         (b)        *                        Not Applicable

         (c)        *                        Not Applicable

        21 (a)      *                        Yield and Other Performance
                                             Information

         (b)        *                        Performance Information

        22 (a)      *                         Financial Statements

         (b)        *                         Financial Statements

         (c)        *                         Financial Statements

*  See Prospectus

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                THE RAMIREZ TRUST
                                   61 BROADWAY
                            NEW YORK, NEW YORK 10006
                                  877-RAM-6868


                    RAMIREZ CASH MANAGEMENT MONEY MARKET FUND

                            RAMIREZ NEW YORK TAX-FREE
                                MONEY MARKET FUND

                     RAMIREZ U.S. TREASURY MONEY MARKET FUND

                                    ADVISER:

                         RAMIREZ ASSET MANAGEMENT, INC.

                                   PROSPECTUS

                               OCTOBER ___, 1998

This Prospectus offers shares of the Ramirez Cash Management Money Market Fund (the "Cash Management Fund"), the Ramirez New York Tax-Free Money Market Fund (the "New York Tax-Free Fund"), and the Ramirez U.S. Treasury Money Market Fund (the "U.S. Treasury Fund") (collectively, the "Funds"). Each Fund is a series portfolio of The Ramirez Trust (the "Trust"), an open-end investment management company. The Cash Management Fund and U.S. Treasury Fund are diversified Funds. The New York Tax-Free Fund is a non-diversified Fund. Ramirez Asset Management, Inc. serves as each Fund's investment adviser.

This Prospectus provides you with information about the Trust and each Fund which you should know before investing in shares of a Fund. A Statement of Additional Information, dated September , 1998, has been filed with the Securities and Exchange Commission ("SEC") and is available free of charge by contacting the Trust at 61 Broadway, New York, New York 10006 or by calling
(877) RAM-6868. The information contained in the Statement of Additional Information, as amended from time to time, is incorporated by reference into this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the website maintained by SEC (http://www.sec.gov).


                      INVESTORS SHOULD READ AND RETAIN THIS
                         PROSPECTUS FOR FUTURE REFERENCE

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE NEW YORK TAX-FREE FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER; ACCORDINGLY, AN INVESTMENT IN THE NEW YORK TAX-FREE FUND MAY INVOLVE MORE RISK THAN INVESTMENTS IN OTHER TYPES OF MONEY MARKET FUNDS.

                                TABLE OF CONTENTS

                                                                      PAGE

PROSPECTUS SUMMARY.....................................................  1

FUND EXPENSES .........................................................  2

INVESTMENT OBJECTIVE AND POLICIES......................................  3

COMMON INVESTMENT PRACTICES OF THE FUNDS...............................  6

RISK FACTORS...........................................................  8

INVESTMENT LIMITATIONS................................................. 10

PURCHASE OF SHARES..................................................... 10

REDEMPTION OF SHARES................................................... 13

SHAREHOLDER SERVICES................................................... 16

DIVIDENDS AND DISTRIBUTIONS............................................ 16

MANAGEMENT OF THE TRUST................................................ 17

DISTRIBUTION PLANS..................................................... 19

SHAREHOLDER SERVICING  PLAN............................................ 19

DIVIDENDS AND TAX MATTERS.............................................. 21

OTHER INFORMATION...................................................... 23

                               PROSPECTUS SUMMARY

This prospectus offers shares of the Cash Management Fund, the New York Tax-Free Fund and U.S. Treasury Fund of the Ramirez Trust. Each Fund is a money market fund which seeks to retain a stable net asset value per share of $1.00.

CASH MANAGEMENT FUND. The Cash Management Fund's investment objective is to provide a high level of current income while preserving capital and maintaining liquidity. The Cash Management Fund seeks to achieve its objective by investing in high quality, short-term U.S. dollar denominated money market instruments.

NEW YORK TAX-FREE FUND. The New York Tax-Free Fund's investment objective is to provide a high level of current income exempt from federal, New York State and New York City income taxes while preserving capital and maintaining liquidity. The New York Tax-Free Fund seeks to achieve its investment objective by investing primarily in short-term, fixed rate and variable rate municipal obligations which are exempt from regular federal, New York State and New York City income tax.

U.S. TREASURY FUND. The U.S. Treasury Fund's investment objective is to provide a high level of current income consistent with maximum safety of principal and maintenance of liquidity. The U.S. Treasury Fund seeks to achieve its objective by investing only in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund May also invest in repurchase agreements collateralized by these obligations.

INVESTMENT ADVISER. Each Fund's investment adviser is Ramirez Asset Management, Inc. (the "Adviser"), 61 Broadway, New York, N.Y. 10006. See "Management of the Trust" on page 16.

ADMINISTRATION AND DISTRIBUTION. The administrator of each Fund is Firstar Trust Company. The statutory distributor of each Fund is Ramirez & Co., Inc., an affiliate of the Adviser and a registered broker-dealer. See "Management of the Trust" on page 16.

PURCHASES AND REDEMPTIONS. Investors may purchase and redeem shares of beneficial interest in a Fund without any sales loads or other charges any day the New York Stock Exchange is open ("Fund Business Day") by calling the Funds' transfer agent at 1-877-RAM-6868. The minimum initial investment is $1,000. The Trust and the transfer agent each reserve the right to waive this minimum initial investment limitation. The minimum subsequent investment is $50. See "Purchase of Shares" on page 10 and "Redemption of Shares" on page 13.

                                  FUND EXPENSES

The purpose of the following table is to assist an investor in understanding the various costs and expenses that a shareholder of each Fund will bear, either directly or indirectly. The "Annual Fund Operating Expenses" summary shows the advisory fee, Rule 12b-1 fee, and other operating expenses expected to be incurred by each Fund. The Adviser may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of a Fund. To the extent the Adviser should do so, it may seek repayment of such deferred fees or absorbed expenses after this practice is discontinued. However, no repayment will be made if the expense ratio of the relevant Fund would exceed 0.85%.

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases                          None
Maximum Sales Load Imposed on Reinvested Dividends               None
Maximum Deferred Sales Load                                      None
Redemption Fees/1/                                               None
Exchange Fees                                                    None

ANNUAL FUND OPERATING EXPENSES (as a percentage of annual average net assets):


                                     Cash                                U.S.
                                  Management       NY Tax Free         Treasury
                                     Fund             Fund               Fund
                                     ----             ----               ----

                                     0.35%            0.35%             0.35%
Advisory Fees...................

12b-1 Fees......................     0.25%            0.25%             0.25%

Other Expenses/2/,/3/...........     0.20%            0.20%             0.20%
                                     ----             ----              ----

Total Operating Expenses3.......     0.85%            0.85%             0.85%
                                     ====             ====              ====


--------

/1/ The Funds' transfer agent charges a $12.00 fee per wire redemption and a $15.00 fee for an IRA distribution.

/2/ Includes a Shareholder Servicing Fee of 0.15%. Shareholder servicing agents may charge fees for providing services in connection with their clients' investments in a Fund's shares.

/3/ The Adviser has voluntarily agreed to defer, waive and/or reimburse expenses during the current fiscal year so that each Fund's total ordinary operating expenses will not exceed 0.85%. Should the Adviser decide during the current fiscal year that such waiver, deferral and/or reimbursement cannot be maintained, shareholders will receive 30 days advance notice of the change. Without such waiver, deferral or reimbursement, Other Expenses and Total Operating Expenses for the Ramirez Cash Management Money Market Fund 0.69% and 1.45%, respectively; Other Expenses and Total Operating Expenses for the Ramirez New York Tax-Free Money Market Fund would be 0.71% and 1.46% respectively; and, Other Expenses and Total Operating Expenses for the U.S. Treasury Money Market Fund would be 0.69% and 1.45%, respectively.

EXAMPLE

You would pay the following expenses on a $10,000 investment in the relevant Fund, assuming a 5% annual return and
redemption at the end of each period:  1 Year     3 Years     5 Years  10 Years
   Cash Management Fund........          $87         $94        $102     $125
   New York Tax-Free Fund......          $87         $94        $102     $125
   U.S. Treasury Fund..........          $87         $94        $102     $125


The examples above are based on the fees listed in each table and assumes the reinvestment of dividends. The examples should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.


                        INVESTMENT OBJECTIVE AND POLICIES

The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You are reminded that there are risks in an investment in the Funds, and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

OVERALL OBJECTIVE OF THE FUNDS. Each Fund seeks to maintain a net asset value of $1.00 per share. The Funds invest only in U.S. dollar denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees of the Trust (the "Board of Trustees") and in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

The Funds may purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations. Certain securities held by each Fund may have remaining maturities in excess of stated limitations if the securities provide for adjustments in their interest rates not less frequently than such time limitations. Each Fund will also maintain a dollar-weighted average portfolio maturity of 90 days or less. Although each Fund seeks to be fully invested, at times each Fund may hold uninvested cash reserves, which would adversely affect its yield.

The investment objective of each Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees without the approval of shareholders.

RAMIREZ CASH MANAGEMENT MONEY MARKET FUND.

INVESTMENT OBJECTIVE. The Cash Management Fund's investment objective is to provide a high level of current income while preserving capital and maintaining liquidity.

MANAGEMENT POLICIES. In pursuing its investment objective, the Cash Management Fund invests in a broad range of short-term U.S. dollar denominated money market instruments. The Cash Management Fund invests in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks); (iv) securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof; and (v) repurchase agreements collateralized by the above securities.


The Cash Management Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. Government securities. In addition, the Cash Management Fund may not invest more than 5% of its total assets in eligible securities that have received a rating in the second highest short-term rating category from the requisite Nationally Recognized Statistical Rating Organizations ("NRSROs") and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Cash Management Fund may invest more than 5% (but no more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities and such securities are similar in security and priority (or are comparable unrated securities), and (b) the Fund does not make more than one such investment at any one time.

The Cash Management Fund may purchase obligations of issuers in the banking industry, such as commercial paper, notes, certificates of deposit, bankers acceptances and time deposits and U.S. dollar denominated instruments issued or supported by the credit of the bank. The Cash Management Fund will always invest more than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), except that if at some future date adverse economic conditions prevail in the banking industry, the Cash Management Fund may, for defensive purposes, temporarily invest less than 25% of its assets in bank obligations.

The Cash Management Fund may invest in commercial paper including short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank-holding companies, corporations and financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). Commercial paper purchased by the Cash Management Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more NRSROs or the only NRSRO rating the security (except that up to 5% of the Fund's total assets in commercial paper rated in the second highest rating category from the requisite highest short-term rating category from the requisite NRSROs). If unrated, then the Adviser must determine the security to be of comparable credit quality subject to subsequent ratification by the Board of Trustees.

The Cash Management Fund may also invest in non-convertible corporate debt securities such as bonds and debentures which have 397 days or less remaining to maturity and which are rated "A" or better by Standard & Poor's Corporation ("S&P") and "A" or better by Moody's Investors Services ("Moody's") and of comparable high quality ratings by other NRSROs that have rated such securities. For a description of the ratings used in this Prospectus, see Appendix A to the Statement of Additional Information.

RAMIREZ NEW YORK TAX-FREE MONEY MARKET FUND.

INVESTMENT OBJECTIVE. The New York Tax-Free Fund's objective is to provide a high level of current income exempt from federal, New York State and New York City income taxes while preserving capital and maintaining liquidity.

INVESTMENT POLICIES. The New York Tax-Free Fund invests in a non-diversified portfolio of high quality fixed rate and variable rate municipal obligations which are exempt from regular federal, New York State and New York City income tax.

The New York Tax-Free Fund intends to invest in municipal obligations which are triple tax exempt. That is, municipal obligations issued by or on behalf of the State of New York and of Puerto Rico, or other U.S. territories and their political subdivisions, the interest on which (in the opinion of bond counsel) is exempt from federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). However, the opinion of bond counsel does not address whether the interest from the investment is also exempt from the personal income taxes of any other state or whether the interest thereon constitutes a preference item for purposes of the federal Alternative Minimum Tax ("AMT").

Municipal obligations purchased by the New York Tax-Free Fund include municipal bonds, notes and commercial paper. Municipal bonds generally have a maturity at the time of issuance of more than a year, although the New York Tax-Free Fund will purchase municipal bonds with a remaining maturity of 397 days or less. Municipal notes generally have maturities at the time of issuance of two years or less. Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as a short-term financing in anticipation of longer-term debt. Investment in the New York Tax-Free Fund is not insured, although certain of the municipal obligations purchased by the New York Tax-Free Fund may be insured as to principal and interest by, among others, the Municipal Bond Insurance Association. Insured obligations are identified in the New York Tax-Free Fund's financial statements.

RAMIREZ U.S TREASURY MONEY MARKET FUND.

INVESTMENT OBJECTIVE. The U.S. Treasury Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

INVESTMENT POLICIES. The U.S. Treasury Fund seeks to achieve its objective by investing only in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The U.S. Treasury Fund may also repurchase agreements collateralized by such instruments. The U.S. Treasury bills, bonds and notes held by the U.S. Treasury Fund will differ principally only in their interest rates, maturities and dates of issuance. The U.S. Treasury Fund will not purchase securities issued or guaranteed by other agencies or instrumentalities of the U.S. Government.


                    COMMON INVESTMENT PRACTICES OF THE FUNDS

The Funds may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the Statement of Additional Information.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund, other than the U.S. Treasury Fund, may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association, are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price (usually within 7 days). Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the adviser, present minimal credit risks. Where the securities underlying a repurchase agreement are not U.S. Government securities, they must be of the highest quality at the time the repurchase agreement is entered into (e.g., a long-term debt security would be required to be rated by S&P as "AAA" or its equivalent).

In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund, other than the U.S. Treasury Fund, may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the New York Tax-Free Fund and the Cash Management Fund may invest include participation certificates and certificates of indebtedness. Participation certificates are pro rata interests in securities held by others. Certificates of indebtedness of safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

LENDING OF FUND SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 102% of the market value of the securities loaned plus interest or dividends. While such securities are on loan, the borrower will pay the Fund the amount of any income accruing thereon or, in some cases, a separate fee. A Fund will not lend securities having a value which exceeds 10% of the current value of its total assets. There may be a risk of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution and whether the income to be earned the loan justifies the attendant risks.

FORWARD COMMITMENTS AND WHEN ISSUED SECURITIES. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

OTHER MUTUAL FUNDS. Each Fund other than the U.S. Treasury Fund may invest in shares of other open-end management investment companies that are money market funds reasonably believed to comply with Rule 2a-7 under the Investment Company's 1940 Act, subject to the limitations of the Investment Company's 1940 Act and subject to such investment being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.


                                  RISK FACTORS

GENERAL. There can be no assurance that any of the Funds will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities.

CASH MANAGEMENT FUND. The Cash Management Fund will normally invest more than 25% of its total assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play a important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and foreign private issuers involve investment risks in addition to those of obligations of domestic issuers. Such risks include those relating to future political and economic developments, limited liquidity of foreign obligations compared to domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. Other risks include less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and different accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

NEW YORK TAX-FREE FUND. The New York Tax-Free Fund may invest in municipal obligations secured by letters of credit or guarantees from U.S. banks (including their foreign branches), and may also invest in municipal obligations backed by foreign institutions, subject to Guarantee Diversification Requirements under Rule 2a-7 of the 1940 Act. These investments are subject to the considerations discussed in the preceding paragraphs relating to the Cash Management Fund. Changes in the credit quality of banks or other financial institutions backing the Funds' municipal obligations could cause losses the Fund and affect its share price. Credit enhancements which are supplied by foreign or domestic banks are not subject to federal deposit insurance.

The New York Tax-Free Fund is "non-diversified," which may make the value of its shares more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 20% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

The New York Tax-Free Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers. Therefore, the New York Tax-Free Fund is susceptible to factors affecting New York State and its political subdivisions. Investments in the New York Tax-Free Fund may be riskier than an investment in other types of money market funds because of its concentration of investments in New York State or entities within the State. A number of municipal issuers, including the State of New York and New York City have a recent history of significant financial and fiscal difficulties and New York State's credit rating is one of the lowest in the country. See the Statement of Additional Information for further information.

YEAR 2000 RISK. Like other mutual funds, each of the Funds could be adversely affected if the computer systems used by their service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Funds' service providers have been actively updating their systems to be able to process year 2000 data. However, there can be no assurance that these steps will be adequate to avoid a temporary service disruption or any adverse impact on the Funds.

                             INVESTMENT LIMITATIONS

The Funds may not (1) issue senior securities, borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of the total net assets of that Fund for temporary purposes only in order to meet redemptions, and those borrowings may be secured by the pledge of not more than 10% of the current value of the total net assets of that Fund (but investments may not be purchased by that fund while such borrowings exceed 5% of the Fund's net assets); (2) make loans, except that the Funds may make loans of portfolio securities, and each Fund may purchase or make deposits with banks and enter into repurchase agreements with respect to its portfolio securities; or (3) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States, except that up to 25% of the value of the Cash Management and New York Tax-Free Fund's total assets may be invested without regard to this limitation consistent with its investment objectives and policies. In addition, the New York Tax-Free Fund may not invest less than 80% of its net assets in New York Municipal Obligations except when, in the opinion of the Adviser, it is advisable for the Fund to invest temporarily up to 100% of its total assets in taxable securities to maintain a "defensive" posture because of market conditions.

The Funds' diversification tests are measured at the time of an acquisition of a security and calculated as specified in Rule 2a-7 of the Investment Company's 1940 Act, which may allow the Funds to exceed the limits specified in this Prospectus for certain securities subject to guarantee or demand features. The Funds will be deemed to satisfy the maturity requirements described in this Prospectus to the extent that the Funds satisfy Rule 2a-7's maturity requirements.

For each Fund, the foregoing investment restrictions and those described in the Statement of Additional Information are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the outstanding voting securities of that fund, as described in the Statement of Additional Information.


                               PURCHASE OF SHARES

Shares of the Funds are continuously offered for sale without a sales load at the net asset value next determined through the distributor for the Funds, Ramirez & Co., Inc. (the "Distributor"), which is an affiliate of the Adviser or from the Funds' transfer agent, Firstar Trust Company (the "Transfer Agent"). The Distributor is a registered broker-dealer with offices at 61 Broadway, New York, New York, 10006.

The minimum initial investment for shares in a fund is $1,000; with the exception of IRAs, which have a minimum initial investment of $100. The minimum subsequent investment is $50. The minimum initial investment will be $50 if you participate in the Periodic Investment Plan.

PURCHASE ORDERS. Investors may purchase shares of the Funds through registered representatives of organizations that have entered into distribution or servicing agreements with the Funds ("Shareholder Servicing Agents") or directly with the Funds' transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to the particular fund in which you intend to invest. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.


                    PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

               To Open an Account                 To Add to an Account
               ------------------                 --------------------

 BY MAIL    Complete an application and         Make your check payable to
            mail it along with a check          [Name of Fund].  Please
            payable to                          include your sixteen digit
            [Name of Fund], P.O. Box            account number on your check
            701, Milwaukee, WI 53201-           and mail it to the address on
            0701.                               your statement.

OVERNIGHT   Complete an application and         Make your check payable to
DELIVERY    deliver it along with a check       [name of Fund].   Please
            payable to                          include your sixteen digit
            [Name of Fund], 615 E.              account number on your check
            Michigan St., Milwaukee, WI         and deliver it to the address at
            53202.                              the left.

AUTOMATICAL Complete a Periodic Investment      Call 1-877-RAM-6868 to
LY          Plan Application.                   change the amount or
                                                frequency of an Automatic
                                                Investment Plan.  Any change
                                                to banking information must be
                                                made in writing.

BY WIRE     Complete an application and         Call 1-877-RAM-6868 prior to
            call 1-877-RAM-6868 prior to        sending the wire in order to
            sending  the wire in order to       obtain a confirmation number
            obtain a confirmation number        and to ensure prompt and
            and to ensure prompt and            accurate handling of funds.
            accurate handling of funds.         Ask your bank to transmit
            Ask your bank to transmit           immediately available funds by
            immediately available funds by      wire as described at the left.
            wire in the amount of your          Please also include your sixteen
            purchase to:  Firstar Bank          digit account number.  The
            Milwaukee, N.A., ABA #              Funds and their transfer agent
            0750-00022, Firstar Trust           are not responsible for the
            Company Account                     consequences of delays
            #112-952-137 for further credit     resulting from the banking or
            to [name of Fund] [name/title       Federal Reserve Wire system,
            on the account].  The Funds         or for incomplete wiring
            and their  transfer agent are not   instructions.
            responsible for the
            consequences of delays
            resulting from the banking or
            Federal Reserve Wire system,
            or from incomplete wiring
            instructions.

BY          Call 1-877-RAM-6868 to              Call 1-877-RAM-6868 to
TELEPHONE   exchange  from another              exchange from another Ramirez
EXCHANGE    Ramirez Fund account with the       Fund account with the same
            same registration including         registration including name,
            name, address and taxpayer ID       address and taxpayer ID
            number.                             number.


Investors   making  initial   investments  by  wire  must  complete  a  Purchase
Application prior to effecting the wire. Please call the Fund's transfer agent at 1-877-RAM-6868 for instructions on establishing an account by telephone.

Purchase orders for Funds that are received by the transfer agent before 12:00 p.m. Eastern Time on a business day will be executed at that time, provided the securities dealer or financial institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of regular trading hours on The New York Stock Exchange (the "Exchange") the same day, or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders that are received before 12:00 p.m. Eastern Time on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 12:00 p.m. Eastern Time or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange, on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a social security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding and may be liquidated and distributed to the owner(s) of record on or after the first business day following the sixtieth day of investment, net of the backup withholding tax.

Certificates for shares will not be issued. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information see the SAI or contact the Fund's transfer agent, Firstar Trust Company at 1-877-RAM-6868.

PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES. You may purchase shares of the Funds through your registered representative. Any such purchase generally will not be effective until the order is received by the Fund's transfer agent.


                              REDEMPTION OF SHARES

Redemption orders for the Funds are effected at the net asset value per share next determined after receipt of the order by the transfer agent. If a redemption order is received by phone (as described below) before 12:00 p.m. Eastern Time on a business day, Fund shares will be redeemed at the net asset value at the close of business on that business day. Redemption orders which are received after 12:00 p.m. Eastern Time, or on non-business days, will be executed on the next business day.

REDEMPTION ORDERS PLACED THROUGH THE TRANSFER AGENT.

BY PHONE. Call the Fund's transfer agent at 1-877-RAM-6868 with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Fund's transfer agent, Firstar Trust Company, at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or contact your registered representative. The request must be signed by each shareholder of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

BY MAIL, OVERNIGHT DELIVERY OR IN PERSON. Mail your instructions to the Fund's transfer agent, Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701, or deliver them (via overnight delivery or in person) to 615 E. Michigan Street, Milwaukee, Wisconsin 53202. Include the number of shares or the amount to be redeemed, your sixteen digit account number and social security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent somewhere other than the address of record, or the address of record has been changed within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

SYSTEMATIC WITHDRAWAL. Call the Fund's transfer agent at 1-877-RAM-6868 for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. The Funds may also require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.

The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the sharehoder's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar and the transfer agent will employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to purchase, redeem or exchange by telephone will be required to provide their account number (unless opening a new account). All such telephone transactions will be tape recorded. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. The Funds may also implement other procedures from time to time. If reasonable procedures are not implemented, the Funds and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

CHECK WRITING PRIVILEGES. An investor may request on the purchase application or by later written request that a Fund provide draft Checkbooks ("Checks") drawn on the Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears the transfer agent. When a Check is presented to the transfer agent for payment, the transfer agent, as the investor's agent, will cause the particular Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks written against shares purchased by check during the previous 12 days will be returned unpaid due to uncollected funds. Checks will not be returned to shareholders after clearance. There is no charge to the investor for the use of the Checks; however, the transfer agent will impose a $20 charge for stopping payment of a Check upon the request of the investor, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

REDEMPTION ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES. You may redeem shares of the Funds through your registered representative. Any such redemption generally will not be effective until the request is received by the Fund's transfer agent.

OTHER REDEMPTION INFORMATION. The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS MAY DELAY

THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficiary ownership. An investor must have filed a purchase application before any redemption requests can be paid.

Questions concerning the proper form for redemption requests should be directed to the Fund's transfer agent at 1-877-RAM-6868.


                              SHAREHOLDER SERVICES

The services and privileges described below are available to shareholders of the Funds. These may be modified or terminated at any time upon notice to shareholders.

SHAREHOLDER REPORTS. Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year, which ends August 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call the Fund's transfer agent at 1-877-RAM-6868, or write to the address listed above.

Account statements will be mailed to shareholders monthly, summarizing all transactions including purchases, reinvestment of dividends and redemptions.

AUTOMATED TELERESPONSE SERVICE. Shareholders using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling the Fund's Customer Service Center at 1-877-RAM-6868 shareholders may choose to use the automated information feature or, during regular business hours (7:00 a.m. to 6:00 p.m. Eastern Time, Monday through Friday), speak with a Fund representative.

The Funds reserve the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

                           DIVIDENDS AND DISTRIBUTIONS

The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by Automated Clearing House ("ACH") transfer to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.


                             MANAGEMENT OF THE TRUST

The property, affairs and business of the Trust are managed by the Board of Trustees. The Board of Trustees elect officers who are charged with the responsibility for the day-to-day operations of the Trust and the execution of policies formulated by the Board of Trustees. Information about the Board of Trustees, as well as the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management-Trustees and Officers".

ADVISORY SERVICES. The Trust has retained Ramirez Asset Management, Inc. (the "Adviser") to act as the investment adviser for each of the Funds. The Adviser is an affiliate of the Fund's distributor, Ramirez & Co., Inc., and is located at 61 Broadway, New York, New York 10006. The Adviser is a newly-registered investment Adviser and therefore does not have an operating history as an investment manager of mutual funds, but the Adviser's officers and employees are persons with extensive experience in managing investment portfolios and investment companies.

For its services, the Adviser receives a fee at an annual rate equal to 0.35% of each Fund's average daily net assets. The Adviser is responsible for payment of salaries of its portfolio manager and staff as well as other expenses necessary to the performance of its duties under the Investment Advisory Agreement. The Adviser may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund without reimbursement from the Trust. The Trust, on behalf of the Fund, is responsible for all expenses other than those expressly borne by the Adviser under the Investment Advisory Agreement. The expenses borne by the Trust include, but are not limited to, the Investment Advisory fee, administration fee, transfer agent fee, fund accounting fee, and custodian fee, costs of preparing, printing and delivering to shareholders the Trust's prospectuses, statements of additional information, and shareholder reports, legal fees, auditing and tax fees, taxes, blue sky fees, SEC fees, compliance expenses, insurance expenses, and compensation of certain of the Trust's Board of Trustees, officers and employees and other personnel performing services for the Trust.

The Adviser may enter into separate agreements with third parties that provide various services to those shareholders of the Trust who purchase shares of a Fund. For these services, the Adviser, at its own expense and from its own resources, may pay a fee which would not increase the amount of any advisory fees paid to the Adviser by the Fund.

ADMINISTRATIVE SERVICES. Firstar Trust Company is each Fund's Administrator. The Administrator has agreed to provide the following administrative services for the Funds: (1) assist in maintaining office facilities for the Funds; (2) furnish clerical and certain other services required by the Funds; (3) compile data for and prepare notices to the SEC; (4) prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; (5) coordinate federal and state tax returns; (6) monitor the arrangements pertaining to the Funds' agreements with shareowner organizations; (7) monitor the Funds' expense accruals; (8) monitor compliance with the Funds' investment policies and limitations; and (9) generally assist the Funds' operations.

DISTRIBUTOR. Ramirez & Co., Inc. (the "Distributor") serves as distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust, and as the agent of the Trust in connection with the offering of shares of the Funds. The Distributor is an affiliate of the Investment Adviser.

The Distributor is reimbursed for all costs and expenses incurred in this capacity but receives no further compensation for its services under the Distribution Agreement. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions ("Selected Dealers") through which investors may purchase or redeem shares. The Distributor may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds. INVESTORS PURCHASING SHARES OF THE FUND THROUGH ANOTHER FINANCIAL INSTITUTION SHOULD READ ANY MATERIALS AND INFORMATION PROVIDED BY THE FINANCIAL INSTITUTION TO ACQUAINT THEMSELVES WITH ITS PROCEDURES AND ANY FEES THAT IT MAY CHARGE.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND ACCOUNTING SERVICES AGENT. Firstar Trust Company provides transfer agency and dividend disbursing agency services for the Funds and custodial and accounting services for the Funds. Additional information regarding the fees payable by the Funds to Firstar Trust Company for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


                               DISTRIBUTION PLANS

The Funds' distributor is Ramirez & Co., Inc. Each Fund has adopted a Rule 12b-1 distribution plan which provides that such Fund will pay distribution fees at annual rates of up to 0.25% of the average daily net assets attributable to its shares. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor for services provided and expenses incurred in connection with the sale of shares, and are not tied to the amount of actual expenses incurred. Some activities intended to promote the sale of shares will be conducted generally by Ramirez Family of Funds, and activities intended to promote Fund's shares may also benefit other Ramirez Funds.


                           SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund. In accordance with the Shareholder Servicing Plan, the Fund or the Distributor may enter into Shareholder Servicing Agreements from time to time with certain shareholder servicing agents, including affiliates of the Adviser, providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds.

Under the Shareholder Servicing Agreements, shareholder servicing agents agree to provide certain support services to their customers, including (1) assisting investors in processing purchase, exchange and redemption requests; (2) processing dividend and distribution payments from the Funds; (3) providing information periodically to customers showing their positions in Fund shares; and (4) furnishing customer statements, transmitting shareholder reports and communication to customers and (5) other similar shareholder liaison services. For their services, shareholder servicing agents are entitled to receive fees from a Fund at annual rates of up to 0.15% of the average daily net asset value of the shares covered by their agreements. Under the terms of their agreements with the Fund's distributor, shareholder servicing agents are required to provide a schedule of any fees that they charge to their customers relating to the investment of their assets in shares covered by the agreement. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder servicing agents' Agreement. In addition, investors should contact their shareholder servicing agent with respect to the availability of shareholder services and the particular shareholder servicing agent's procedures for purchasing and redeeming shares. It is the responsibility of shareholder servicing agent to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a shareholder servicing agent, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the shareholder servicing agent.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged only to perform the administrative and investor servicing functions above, and will represent that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.

Conflict-of-interest restrictions may apply to the receipt of compensation by a shareholder servicing agent in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisors and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with the Fund's distributor.

SERVICING AGREEMENTS. Under separate agreements, the Adviser (not the Funds) may make supplementary payments from its own revenues to a shareholder servicing agent that handles recordkeeping and provides certain administrative services for its customers who invest in the Funds through Omnibus accounts maintained by that shareholder servicing agent. These services include maintaining account records, processing orders to purchase, redeeming or exchanging Fund shares, responding to customer inquiries, and, if required by law, distributing the Fund's shareholder reports and proxy statements. The payments may be more or less than the fees payable to Firstar Trust Company for the services it provides pursuant to the Transfer Agency Agreement for similar services. Firstar Trust Company will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by shareholder servicing agents.

Investors who purchase and redeem shares of the Funds through a customer account maintained at a shareholder servicing agent may be charged one or more of the following types of fees, as agreed upon by the shareholder servicing agent and the investor, with respect to the customer services provided by the shareholder servicing agent: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividend paid on those assets).

                            DIVIDENDS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS.

DIVIDENDS. Dividends are declared daily and paid monthly, following the close of the last Fund Business Day of the month. Shares purchased by wire before 12:30 p.m. (Eastern Time) begin earning dividends that day. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by an investor. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the transfer agent. All dividends and other distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of the Fund. If no election is made, all dividends and distributions will be reinvested.

CAPITAL GAINS DISTRIBUTIONS. Net realized short-term capital gains, if any, will be distributed whenever the Board of Trustees determine that such distributions would be in the best interest of the shareholders, which would be at least once per year. The Trust does not anticipate that any Fund would realize any long-term capital gains, but should they occur, they also will be distributed at least once every 12 months.

TAX MATTERS.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Funds will each satisfy the distribution requirement of Subchapter M and will not be subject to federal income tax or the 4% excise tax.

If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

Distributions by the New York Tax-Free Fund of its tax-exempt interest income are designated as exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their federal income tax returns. In addition, these exempt-interest dividends may be subject to the federal alternative minimum tax and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for federal income tax purposes. Further, interest or indebtedness incurred or continued to purchase or carry shares of the New York Tax-Free Fund (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for federal income tax purposes. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the New York Tax-Free Fund will likely be subject to tax on dividends paid by such Fund that are derived from interest on such bonds.

The New York Tax-Free Fund may invest in securities the interest on which is (and the dividends paid by the Fund derived from such interest are) subject to federal income tax, but such taxable securities will not exceed 20% of the value of the New York Tax-Free Fund's total assets. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the New York Tax-Free Fund declared during that year. These percentages may differ from the actual percentages for any particular day.

Distributions by a Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but are not expected to qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gains dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Thus, corporate and individual shareholders of the New York Tax-Free Fund may incur an AMT liability as a result of receiving exempt-interest dividends from such Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving any exempt-interest dividends from the New York Tax-Free Fund.

Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by the shareholders on December 31 of the preceding year.

A shareholder will recognize gain or loss upon the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. However, as long as a Fund's net asset value per share does not deviate from $1.00, there will be no gain or loss upon the sale or redemption of shares of a Fund. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower applicable treaty rate). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends paid by a Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

The   exclusion   from  gross   income  for  federal   income  tax  purposes  of
exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, judicial or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his or her own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may differ from the federal income tax consequences described above.


                                OTHER INFORMATION

PERFORMANCE. Each Fund may advertise its yield, which is based on historical results and is not intended to indicate future performance. Yield shows the rate of income the Fund has earned on its investments as a percentage of the Fund's share price. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments for a seven-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the seven-day period. The Fund's compounded annualized yield assumes the reinvestment of dividends paid by the Fund, and therefore will be somewhat higher than the annualized yield for the same period.

Each Fund's advertisements may refer to ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of a Fund may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature, or reports to shareholders may contain performance ratings. This material is not to be considered representative or indicative of future performance.

DETERMINATION OF NET ASSET VALUE. The net asset value per share of each Fund is determined at the close of trading on the Exchange on each Fund Business Day. The net asset value is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. Each Fund's securities are valued at their amortized cost which does not take into account unrealized gains or losses on securities. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or accreting discount received. The amortized cost method minimizes changes in the market value of the securities held by the Fund and helps it maintain a stable price of $1.00 per share.

LEGAL COUNSEL. Legal counsel to the Trust is provided by Kramer Levin Naftalis & Frankel LLP, New York, New York.

INDEPENDENT   ACCOUNTANTS.   The  independent   accountants  for  the  Trust  is
PricewaterhouseCoopers.

THE TRUST, ITS SHARES AND CLASSES. The Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the State of Delaware on June 30, 1998. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with .001 par value per share and to create classes of shares within each series. If shares of separate series are issued, each share of each series would be entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that series. Voting rights would not be cumulative and the shares of each series of the Trust would be voted separately except when an aggregate vote is required by law.

Each Fund of the Trust currently offers only one class of shares. The Board of Trustees may authorize the Trust to issue additional classes of shares in the future. To the extent one class bears expenses different from the other classes, the amount of dividends and other distributions it receives, and its performance, will differ. Shareholders of one class will have the same voting rights as shareholders of the other classes, except that separate votes are taken by each class of the Fund if the interests of one class differ from the interests of the others.

Delaware law does not require a registered investment company to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available procedures for requiring the Board of Board of Trustees to call a meeting and for removing Board of Trustees. Shares issued by the Trust have no conversion, subscription or preemptive rights. See "OTHER INFORMATION The Trust and its Shareholders" in the Statement of Additional Information.

As of the date of this propectus the Board of Trustees and officers of the Trust in the aggregate owned less than one percent of the outstanding shares of the Trust.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and each Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                THE RAMIREZ TRUST

                                    ADVISER:
                         Ramirez Asset Management, Inc.
                                   61 Broadway
                               New York, NY 10006


                     ADMINISTRATOR/CUSTODIAN/TRANSFER AGENT:
                              Firstar Trust Company
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701

                                  DISTRIBUTOR:
                               Ramirez & Co., Inc.
                                   61 Broadway
                               New York, NY 10006

                                 LEGAL COUNSEL:
                        Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                               New York, NY 10022

                         INDEPENDENT PUBLIC ACCOUNTANT:
                             PricewaterhouseCoopers

                                THE RAMIREZ TRUST

                                   61 Broadway
                            New York, New York 10006
                                 1-877-RAM-6868

                       STATEMENT OF ADDITIONAL INFORMATION

                                     For the

                    RAMIREZ CASH MANAGEMENT MONEY MARKET FUND
                   RAMIREZ NEW YORK TAX-FREE MONEY MARKET FUND
                     RAMIREZ U.S. TREASURY MONEY MARKET FUND

                                OCTOBER ___, 1998

This Statement of Additional Information ("SAI") is meant to be read in conjunction with The Ramirez Trust's prospectus ("Prospectus") dated September __, 1998 for the Ramirez Cash Management Money Market Fund, the Ramirez New York Tax-Free Money Market Fund and Ramirez U.S. Treasury Money Market Fund (collectively referred to as the "Funds"), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained from your account representative or by writing to the Fund's Administrator, Firstar Trust Company at 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1- 887-RAM- 6868. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS


                                                                            PAGE

THE RAMIREZ TRUST  ........................................................  3

INVESTMENT OBJECTIVES AND POLICIES.........................................  3

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS............................  5

ADDITIONAL INVESTMENT LIMITATIONS ......................................... 16

NET ASSET VALUE............................................................ 19

DESCRIPTION OF SHARES...................................................... 21

ADDITIONAL INFORMATION CONCERNING TAXES  .................................. 22

MANAGEMENT OF THE TRUST.................................................... 29

PORTFOLIO TRANSACTIONS..................................................... 34

INDEPENDENT ACCOUNTANTS.................................................... 38

COUNSEL.................................................................... 38

YIELD AND OTHER PERFORMANCE INFORMATION.................................... 39

APPENDIX A

APPENDIX B

DESCRIPTION OF RATINGS..................................................... A-1

ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS......................... B-1

                                THE RAMIREZ TRUST

The Ramirez Trust (the "Trust") is a Delaware business trust which was formed on June 30, 1998 as a management investment company. The Trust is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. This SAI pertains to three portfolios, the Ramirez Cash Management Money Market Fund (the "Cash Management Fund"), the Ramirez New York Tax-Free Money Market Fund (the "New York Tax-Free Fund") and the Ramirez U.S. Treasury Fund (the "U.S. Treasury Fund") (collectively, the "Funds"). For information concerning these portfolios, contact your account representative or the Funds' transfer agent, Firstar Trust Company at 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-887-RAM-6868.


                       INVESTMENT OBJECTIVES AND POLICIES

CASH MANAGEMENT FUND. The Cash Management Fund's investment objective is to provide a high level of current income while preserving capital and maintaining liquidity. The Cash Management Fund seeks to achieve its objective by investing in high quality, short-term U.S. dollar denominated money market instruments.

NEW YORK TAX-FREE FUND. The New York Tax-Free Fund's investment objective is to provide a high level of current income exempt from federal, New York State and New York City income taxes while preserving capital and maintaining liquidity. The New York Tax-Free Fund seeks to achieve its investment objective by investing primarily in short-term, fixed rate and variable rate municipal obligations which are exempt from regular federal, New York State and New York City income tax.

U.S. TREASURY FUND. The U.S. Treasury Fund's investment objective is to provide a high level of current income consistent with maximum safety of principal and maintenance of liquidity. The U.S. Treasury Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and repurchase agreements collateralized by these obligations.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

The Investment Advisory Agreement between the Trust and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Distributor or an affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

RATINGS. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Board of Trustees or the Adviser, pursuant to guidelines adopted by the Board, will, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), consider such an event in determining whether the Fund involved should continue to hold the security. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to the variable and floating rate instruments that may be acquired by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

The variable and floating rate demand instruments that the New York Tax-Free Fund may purchase include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills. The Cash Management Fund and the New York Tax Free Fund may also invest in other U.S. Government obligations such as, but not limited to: Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage
Association,   Federal   National   Mortgage   Association,   General   Services
Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

STRIPPED U.S. GOVERNMENT OBLIGATIONS AND GOVERNMENT-BACKED TRUSTS. Each Fund other than the U.S. Treasury Fund may acquire U.S. government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRs") and Certificate of Accrual on Treasury Securities ("CATs"). The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities.

The Treasury Department has also facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

The Cash Management Fund may also invest in certificates issued by government-backed trusts. Such certificates represent an undivided fractional interest in the respective government-backed trust's assets. The assets of each government-backed trust consist of (i) a promissory note issued by a foreign government (the "Note"), (ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note and
(iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Trust with funds in an amount equal to at least 10% of all principal and interest payments due on the Note. No more than 35% of the value of a Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and government-backed trusts.

INVESTMENT COMPANIES. Each Fund other than the U.S Treasury Fund currently may invest in securities issued by other investment companies. Each such Fund intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("Repurchase Agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year, the term of the repurchase agreement is always less than thirteen months. The maturities of the underlying securities will have to be taken into account in calculating the Fund's dollar weighted average portfolio maturities if the seller of the repurchase agreement fails to perform under such agreement. In these transactions, the securities acquired by each Fund are held by the Fund's custodian bank until they are repurchased. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements are considered to be loans collateralized by the underlying securities under the 1940 Act.

Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Code permit the Funds to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Code, an agency having jurisdiction over the insolvent entity may determine that a Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, a Fund might incur a loss if the value of the underlying securities declines. A Fund may also incur disposition costs in connection with the liquidation of the securities. While the Funds' management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and careful monitoring procedures. Income from repurchase agreements is taxable.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

SECURITIES LENDING. To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the
Adviser's  judgment,  the  income  to be  earned  from  the loan  justifies  the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may, without restriction, purchase securities on a when-issued basis or forward commitment, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. A Fund will make commitments only to purchase securities on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing securities on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.

A Fund will maintain liquid assets in segregated accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

OTHER INVESTMENT CONSIDERATIONS - CASH MANAGEMENT FUND

BANK OBLIGATIONS -- Investments by the Cash Management Fund in short-term debt securities include investments in obligations (including certificates of deposits and bankers' acceptances) of those U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation.

The Cash Management Fund may also make interest-bearing savings deposits in commercial and savings bank in amounts not in excess of 5% of its total assets in any one institution. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by a U.S. bank (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

The Cash Management Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Cash Management Fund limits its investment in foreign bank obligations to United States dollars denominated obligations of foreign banks (including United States branches) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) have branches or agencies in the United States; and (iii) in the opinion of the Fund's investment adviser, are of an investment quality comparable to obligations of the United States banks which may be purchased by the Fund and present minimal credit risk.

The Cash Management Fund may not invest in fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Investments in fixed time deposits subject to withdrawal penalties maturing from two business days through seven calendar days may not exceed 10% of the value of the total assets of the Fund.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions like exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentalities. There is no limitation on the amount Cash Management Fund assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES. The Fund intends to invest from time to time in securities of foreign governments and supranational agencies. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World
Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and therefore foreign and supranational securities are subject to certain risks associated with foreign investing.

OTHER INVESTMENT CONSIDERATIONS - NEW YORK TAX-FREE FUND

Municipal obligations which may be acquired by the New York Tax-Free Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of municipal obligations which may be held by the New York Tax-Free Fund are general obligation securities and revenue securities. The Fund may also acquire Moral Obligation securities.

Municipal obligations purchased by the New York Tax-Free Fund are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities and include:

MUNICIPAL BONDS. Municipal bonds generally have a maturity at the time of issuance of more than a year. Investments in municipal bonds are limited to bonds with a remaining maturity of 397 days or less and which are rated at the date of purchase "A" or better by S&P and "A" or better by Moody's or have comparably high quality ratings by other NRSROs that have rated such bonds, or which if not rated, are, in the opinion of the Adviser, of comparable investment quality. See Appendix A for a description of the Rating system.

MUNICIPAL NOTES. Municipal notes generally have maturities at the time of issuance of thirteen months or less. Investments in municipal notes are limited to notes which are rated at the date of purchase "MIG 1" or "VMIG.1" or "MIG2" or "VMIG2" by Moody's and/or (if only rated by one agency) "SP-1" or "SP-2" by S&P or "FIN-1" or "FIN-2" by Fitch or of comparable high quality as determined by ICBA or Duff & Phelps Credit Rating Co., or, if not rated, are, in the opinion of the Adviser, of comparable investment quality.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a debt obligation with a stated maturity of 397 days or less which is issued to finance seasonal working capital needs or as a short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is at the time of purchase rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more NRSROs, or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act, the Fund's Adviser must report such event to the Board of Trustees as soon as possible to permit the board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the SAI.

FLOATING RATE INSTRUMENTS. Certain of the municipal obligations which the New York Tax-Free Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. Certain of such obligations may carry a demand or "put" feature which would permit the holder to tender them back to the issuer (or to a third party) at par value prior to maturity. The New York Tax-Free Fund may invest in floating and variable rate Municipal Obligations even if they carry stated maturities in excess of thirteen months, upon certain conditions contained in Rule 2a-7 of the 1940 Act. It is the present position of the SEC that the maturity of a short term (the principal amount must unconditionally be paid in 397 days or less) floating rate security is [one day] and the maturity of a long term (the principal amount is scheduled to be paid in more than 397 days) floating rate security that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The New York Tax-Free Fund will limit its purchases of floating and variable rate Municipal Obligations to those meeting the quality standards set forth above. The adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such obligations, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. The New York Tax-Free Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date of the Fund elects to demand payment and the date payment is due, which may affect the ability of the issuer of the instrument to make payment when due.

TAXABLE  SECURITIES.  The New York  Tax-Free  Fund may  invest  up to 20% of the current value of its total assets in securities subject to the Federal alternative minimum tax. In addition, the New York Tax-Free Fund may invest up to 100% of its total assets in these and other taxable securities to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is prudent to do so. The conditions for which such a posture would be undertaken include adverse market conditions or the unavailability of suitable tax-exempt securities. During these times when the New York Tax-Free Fund is maintaining a temporary "defensive" posture, it may be unable to fully achieve its investment objective.

The types of taxable securities (in addition to "alternative minimum tax" securities) in which the New York Tax-Free Fund may invest are limited to the following money market instruments which have remaining maturities not exceeding 397 days: (i) obligations of the United States Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations issued or supported by United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) domestic and foreign commercial paper rated in accordance with the standards set forth above under "Cash Management Fund-Commercial Paper" and (iv) repurchase agreements. The New York Tax-Free Fund also has the right to hold cash reserves of up to 100% of their total assets when the Adviser deems it necessary for temporary defensive purposes.

SECURITIES WITH PUT RIGHTS. The New York Tax-Free Fund may, subject to Rule 2a-7 of the 1940 Act, enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in their portfolios. The amount payable to the Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, the Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

If necessary and advisable, the New York Tax-Free Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most securities purchased by the New York Tax-Free Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal
Obligations may be materially adversely affected by litigation or other conditions.

Certain of the Municipal Obligations held by the New York Tax-Free Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The New York Tax-Free Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

Municipal Obligations acquired by the New York Tax-Free Fund may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities of thirteen months or less at the time of purchase.

Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the New York Tax-Free Fund and the liquidity and value of the Fund's portfolio. In such an event, the Trust would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

STAND-BY COMMITMENTS. The New York Tax-Free Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized loss for the period during which the commitment was held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of those dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the ordinary method of valuation employed by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value where the Fund paid any consideration directly or indirectly for a stand-by commitment; its cost would be reflected as unrealized depreciation for the period in which the commitment was held by the Fund.

                        ADDITIONAL INVESTMENT LIMITATIONS

The following fundamental policies and investment restrictions have been adopted by the Fund and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Fund may not:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases of sales of foreign currencies or securities.

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

3. Issue any senior security (as defined in the 1940 Act as amended), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

4. Borrow money, except that a Fund may borrow money for temporary or emergency purposes or by engaging in reverse repurchase agreements in an amount not exceeding 10% of the value of its total assets at the time when the loan is made and may pledge mortgage, or hypothecate no more than 10% of its assets to secure such borrowings. Any borrowing representing more than 5% of a Fund's total assets must be repaid before a Fund may make additional investments.

5. Make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of portfolio securities.

7. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in options and futures shall not be subject to this restriction; (ii) the Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (iii) the New York Tax-Free Fund may invest more than 25% of its assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates.

         For purposes of investment restriction (2) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (7) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (7) above, however, is not applicable to investments by a fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (7) above.

The following restrictions are non-fundamental and may be changed by the Fund's Board of Trustees. Pursuant to such restrictions, each Fund will not:

1. Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

2. Purchase the securities of any other investment company, if the Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund;

3. Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

4. The Cash Management Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities); the New York Tax-Free Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

5. Each Fund may not purchase or sell interest in oil, gas or mineral leases.

6. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, call or combinations thereof with expect to futures.

It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Trust has been advised that the staff of the Securities and Exchange Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the 1940 Act.

For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on future contracts, the Funds, during the current fiscal year, do not intend to trade in such instruments. Prior to making any such investments, the Funds would notify their shareholders and add appropriate descriptions concerning the instruments to the Prospectus and this SAI.


                                 NET ASSET VALUE

The net asset value per share of each Fund described in this SAI is calculated separately by adding the amortized cost of all portfolio securities and other assets belonging to the particular Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of that Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative net asset values of all of the Trust's investment portfolios at the time of allocation. Subject to the provisions of the Trust Instrument, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

The Trust uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, each Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Trustees has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the weekly determination of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

SPECIAL PROCEDURES FOR IN-KIND PAYMENTS

Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Funds' transfer agent at 1-887-RAM- 6868. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                              DESCRIPTION OF SHARES

The Trust's Instrument authorizes the Board of Trustees an unlimited amount of full and fractional series of shares $0.001 value per share that may be divided into classes (each a designated "Class" or "Fund").

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributable to the operation of a particular series, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shareholders of the Funds, as well as those of any other investment portfolio offered by the Trust, will vote together in the aggregate and not separately on a fund-by-fund basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular fund.

When issued for payment as described in the Funds' Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable by the Trust.

The Trust Instrument authorize the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in their Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and, with respect to the New York Tax-Free Fund, at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that previously was recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S.
Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The New York Tax-Free Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of its taxable year at least 50% of such Fund's total assets consists of tax-exempt municipal obligations. Distributions from the New York Tax-Free Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the New York Tax-Free Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the New York Tax-Free Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the New York Tax-Free Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the U.S. Government Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

Each Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Funds will do this. If the net asset value deviates from $1.00 per share, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received with respect to such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of a Fund, capital gain dividends, exempt-interest dividends, and amounts retained by a Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their addresses, principal occupations during the past five years and other affiliations are as follows:



NAME, ADDRESS & AGE                         POSITION                              PRINCIPAL OCCUPATION DURING
                                                                                  PAST 5 YEARS AND OTHER
                                                                                  AFFILIATIONS

* Samuel A. Ramirez                      President and Chairman                   Chairman, Ramirez Asset
                                                                                  Management, Inc.; (1998 -
                                                                                  present); Chairman,
                                                                                  Ramirez & Co., Inc. (1972
                                                                                  - present)

*Alexander Vermitsky, Jr.                Vice-President & Secretary               Vice President, Ramirez
                                                                                  Asset Management, Inc.
                                                                                  (1998 - present); Vice
                                                                                  President - Compliance,
                                                                                  Ramirez & Co., Inc. (1973-
                                                                                  present)

*John Kick                               Vice-President & Treasurer               Chief Financial Officer,
                                                                                  Ramirez Asset Management,
                                                                                  Inc. (1998-present); Chief
                                                                                  Financial Officer, Ramirez
                                                                                  & Co., Inc. (1995 -1998
                                                                                  present); formerly, Chief
                                                                                  Financial Officer, Barr
                                                                                  Brothers (1993-1995)

Alfonse Santagata                        Trustee                                  Real Estate Consultant
                                                                                  (19__-present).

 *Alan J. Dlugash                        Trustee                                  Certified Public Accountant;
                                                                                  Dlugash & Kevelson (1990-
                                                                                  present).

Charles H. Falk                          Trustee                                  Past Presdent, Louis
                                                                                  Dreyfus Corporation (1996-
                                                                                  Present); formerly,
                                                                                  President Louis Dreyfus
                                                                                  Corporation (1984-1996).

Paul Voigt                               Trustee                                  Retired; formerly Vice
                                                                                  President, Ramirez & Co.,
                                                                                  (1984-1994).



* Interested Person of the Fund or the Adviser as defined in the 1940 Act.

                                          ESTIMATED TRUSTEE COMPENSATION
                                             (FOR CALENDAR YEAR 1999)



                                                               PENSION OR                                    TOTAL
                                                               RETIREMENT                                 COMPENSATION
                                         AGGREGATE          BENEFITS ACCRUED         ESTIMATED           FROM TRUST AND
         NAME OF PERSON/               COMPENSATION          AS PART OF FUND      ANNUAL BENEFITS        FUND COMPLEX*
            POSITION                  FROM THE TRUST            EXPENSES          UPON RETIREMENT       PAID TO TRUSTEES

Samuel Ramirez,                             $0                     $0                    $0                    $0
Trustee

Alexander Vermitsky,                        $0                     $0                    $0                    $0
Trustee

John Kick,                                  $0                     $0                    $0                    $0
Trustee

Alfonse Sagata,                            $2000                   $0                    $0                  $2000
Trustee

Alan J. Dlugash                            $2000                   $0                    $0                  $2000
Trustee

Charles H. Falk                            $2000                   $0                    $0                  $2000
Trustee

Paul Voigt,                                $2000                   $0                    $0                  $2000
Trustee
===========================================================================================================================



*The "Fund Complex" includes only the Trust.

Each Trustee receives $500 per meeting attendance fee and reimbursement of expenses incurred as a Trustee. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

ADVISORY SERVICES

Ramirez Asset Management, Inc. is the Investment adviser to the Funds pursuant to an Investment Advisory Agreement dated September 15, 1998. The Adviser is the investment affiliate of Ramirez & Co., Inc. Ramirez & Co., Inc. has guaranteed all obligations incurred by Ramirez Asset Management, Inc. in connection with its Investment Advisory Agreement with the Funds. In its Investment Advisory
Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Unless sooner terminated, the Investment Advisory Agreement provides that it will continue in effect until September 14, 2000 and for consecutive one year terms thereafter, provided such continuance is approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act), and, in either case, by a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

Ramirez & Co., Inc., an affiliate of the Adviser, serves as distributor for shares of the Funds under a Distribution Agreement with the Trust which is subject to annual approval by a majority of the Fund's Board of Trustees, including a majority of directors who are not "interested persons."

ADMINISTRATION, CUSTODY AND TRANSFER AGENT SERVICES

Firstar Trust Company is the Trust's Administrator. Under the Administration Agreement, the Administrator has agreed to provide the following administrative services: (1) assist in maintaining office facilities for the Funds, furnish clerical and certain other services required by the Funds; (2) compile data for and prepare notices to the SEC; (3) prepare annual and semiannual reports to the SEC and current shareholders and filings with state securities commissions; (4) coordinate federal and state tax returns; (5) monitor the arrangements pertaining to the Funds' agreements with shareholder organizations; (6) monitor the Funds' expense accruals; (7) monitor compliance with the Funds' investment policies and limitations; and (8) generally assist the Funds' operations.
Trust's arrangements with respect to services provided by Shareholder Organizations; and generally assist in the Funds' operations.

The Administration Agreement continues in effect until September 15, 1999 and from year to year thereafter if such continuance is approved at least annually by the Trust's Board of Trustees and by a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act).

Firstar Trust Company serves as the Trust's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Trust. Under the Transfer Agency Agreement, Firstar has agreed, among other things, to: (i) issue and redeem shares of the Funds; (ii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning each Fund's operations. The Fund pays Firstar such compensation as may be agreed upon from time to time. The Transfer Agency Agreement continues in effect until September 14, 2000 and from year to year thereafter if such continuance is approved at least annually by the Trust's Board of Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

Firstar Trust Company (the "Custodian") serves as the Trust's custodian pursuant to a custodian agreement (the "Custodian Agreement") with the Trust. The Custodian is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Custodian Agreement, the Custodian has agreed to (i) maintain a segregated account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Trust's Board of Trustees concerning each Fund's operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian is entitled to receive such compensation from the Fund as may be agreed upon from time to time.

Firstar and Starbank contemplate that a merger between the two institutions will be consummated on or about November 1, 1998. All Firstar contracts were approved in the current form and the Board of Trustees also approved the entry of the Fund into similar agreements with the resultant entity post-merger in the event of any potential assignment of the contracts.

Other Information Concerning Fees and Expenses. All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.

Except as otherwise noted, the Adviser and the Administrator pay all expenses in connection with the performance of their advisory and administrative services respectively. The Trust bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its Trustees who are not affiliated with the Trust); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses;

fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trust's Board of Trustees, the Adviser is primarily responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. When considering broker-dealers, the Fund will take into account such factors as the price of the security, the size and difficulty of the order, the rate of commission, if any, the reliability, financial condition, integrity and general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund's management.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Newly issued securities are usually purchased from the issuer or an underwriter, at prices including underwriting fees; other purchases and sales are usually placed with those dealers from whom it appears that the best price or execution will be obtained.

The Funds may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Adviser, that such sale would be advisable. In addition, the Adviser may engage in short-term trading when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationships of two securities. The frequency of portfolio transactions -- the Fund's turnover rates -- will vary from year to year depending upon market conditions. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Status" in the Fund's Prospectus), the Adviser weighs the added costs of short-term investment against anticipated gains. The Adviser is generally responsible for the implementation, or supervision of the implementation, of investment decisions, including the allocation of principal business and portfolio brokerage, and the negotiation of commissions.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Trust's Board of Trustees and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Trust, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Trust as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Trustees, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Trust are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Trust. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Trust, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Trust or the price paid or received by the Trust. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain best execution.

The Trust reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Trust.

Furthermore, if the Board of Trustees determines that it is in the best interests of the remaining shareholders of the Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

DISTRIBUTION PLANS

The Funds' distributor is Ramirez & Co., Inc. Each Fund has adopted a Rule 12b-1 distribution plan which provides that such Fund will pay distribution fees at annual rates of up to 0.25% of the average daily net assets attributable to its shares. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealer for services provided and expenses incurred in connection with the sale of shares, and are not tied to the amount of actual expenses that are incurred. Some activities intended to promote the sale of shares will be conducted generally by Ramirez Family of Funds, and activities intended to promote Funds shares may also benefit the Funds' other shares and other Ramirez Funds.

Ramirez & Co., Inc. may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Ramirez funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment for reimbursements for travel expenses, including lodging and meals in connection with attendance at training and educational meetings within and outside of the U.S.

SHAREHOLDER ORGANIZATIONS

As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Shareholder Organizations up to 0.15% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, under the Distribution and Service Plan, Shareholder Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Funds' arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareholder Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Funds believe that there is a reasonable likelihood that their arrangements with Shareholder Organizations have benefited each Fund and its shareholders as a way of allowing Shareholder Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareholder Organizations who own Fund shares. Any material amendment to the arrangements with Shareholder Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

SERVICING AGREEMENTS. The Funds may enter into agreements (the "Servicing Agreement") with certain financial institutions, banks and corporations (the "Participating Organizations") so that each Participating Organization handles record keeping and provides certain administrative services for its customers who invest in the Funds through accounts maintained at that Participating Organization. In such cases, the Participating Organization or one of its nominees will be the shareholder of record as nominee for its customers and will maintain subaccounts for its customers. In addition, the Participating Organization will credit cash distributions to each customer account, process purchase and redemption requests, mail statements of all transactions with respect to each customer and if required by law, distribute the Trust's shareholder reports and proxy statements. However, any customer of a Participating Organization may become the shareholder of record upon written request to its Participating Organization or transfer agent. Each Participating Organization will receive monthly payments which in some cases may be based upon expenses that the Participating Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35% of the average daily net asset value during the month of Fund shares in the subaccount of which the Participating Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Participating Organization and will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization. The payments may be more or less than the fees payable to Firstar Trust Company for the services it provides pursuant to the Transfer Agency Agreement for similar services.

The payments will be made by the Fund to the Participating Organizations pursuant to the Servicing Agreements. Firstar Trust Company will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Participating Organizations. The Board of Trustees will review, at least quarterly, the amounts paid and the purposes for which such expenditures were made pursuant to the Servicing Agreements.

Under separate agreements, the Adviser (not the Funds) may make supplementary payments from its own revenues to a Participating Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization.

Investors who purchase and redeem shares of the Funds through a customer account maintained at a Participating Organization may be charged one or more of the following types of fees, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividend paid on those assets).


                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers provides the Funds with audit services, tax review preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                     COUNSEL

Kramer Levin Naftalis & Frankel LLP 919 Third Avenue, New York, New York 10022, serves as counsel to the Trust and will pass upon the legality of the shares offered by the Funds' Prospectus.


                     YIELD AND OTHER PERFORMANCE INFORMATION

From time to time each Fund may quote its "yield" and "effective yield," and the New York Tax-Free Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of each Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Trust's calculations of yields for the Funds.

The "tax-equivalent yield" of the New York Tax-Free Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The Fund's standardized "tax-equivalent yield" is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent yield" will always be higher than the "yield" of the New York Tax-Free Fund.

Each Fund may compute "average annual total return." Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. Each Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period.

Additionally, the total return and yields of the Funds may be compared in such advertisements or reports to shareholders to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Money Market Fund and the Institutional Money Market Fund may be compared to the Donoghue's Money Fund Average, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to the Donoghue's Government Money Fund Average, and the yields of the New York Tax-Free Fund may be compared to the Donoghue's Tax-Free Money Fund Average, which are averages compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Money Market, Institutional Money Market, U.S. Treasury Money Market and the U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

Yield data and total return as reported in national financial publications including Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

Since performance fluctuates, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield and total return.

                                OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

"A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

"A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

"B"- Issue has only a speculative capacity for timely payment.

"C" - Issue has a doubtful capacity for payment.

"D" - Issue is in payment default.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still

                                  Appendix A-1
appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

"Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" - Issuer does not fall within any of the Prime rating categories.

The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

"D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

"D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

"D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

"D-5" - Issuer failed to meet scheduled principal and/or interest payments.

Fitch IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                                  Appendix A-2

"F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" - Securities possess highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

"F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"B" - Securities are speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

"C" - Default is a real possibility for these securities. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D" - Securities are in actual or imminent payment default.

Fitch IBCA may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

"TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

"TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

"TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                                  Appendix A-3

"TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative. Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

"A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"CI" - This rating is reserved for income bonds on which no interest is being paid.

"D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

                                  Appendix A-4

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. ( ) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


                                  Appendix A-5

Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

"AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

"BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch IBCA for corporate and municipal bonds:

"AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly

                                  Appendix A-6
vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

"AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

"AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

"A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                                  Appendix A-7

"D" - this designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

"MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" / ""VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

"MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

"MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                                  Appendix A-8

"SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

Duff & Phelps and Fitch IBCA use the short-term ratings described under commercial Paper Ratings for Municipal notes.

                                  Appendix A-9

                                   APPENDIX B

            RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year on April 1. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1997-98 fiscal year.

After adjustments for comparability between fiscal years, the adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2% over 1996-97 levels. The average annual growth rate over the last three fiscal years has been 1.2%. Adjusted State Funds (excluding Federal grants) disbursements are projected to increase by 5.4% from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0% over the prior fiscal year, after adjustments for comparability.

The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997- 98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by State Division of the Budget

("DOB") to be $270 million, or 0.7% of total General Fund receipts.

The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund; and a projected $65 million balance in the Contingency Reserve Fund.

The major factor affecting the General Fund GAAP-basis results for 1996- 97 and the projections for 1997-98 is the 1996-97 cash-basis surplus, which helped produce a GAAP-basis surplus in the 1996-97 fiscal year of $1.93 billion. The use of this cash-basis surplus to fund liabilities in the 1997- 98 fiscal year, offset by the $494 million change in the projected 1997-98 cash-basis fund balance, is the primary reason for the projected 1997-98 GAAP-basis deficit of $959 million. This represents an increase of $191 million from the prior projection, issued in January 1997 as part of the 1997-98 Executive Budget. The new projection reflects the impact of legislative changes to the Executive Budget, and the increase in the 1996-97 cash-basis surplus since that time. Across the two fiscal years, the General Fund accumulated deficit is projected to be reduced by $974 million to $1.95 billion.

For 1997-98, total revenues in the General Fund are projected at $33.37 billion, total expenditures are projected at $34.66 billion, and net operating sources and uses are projected to contribute $331 million. For all governmental funds, total revenues are projected at $67.48 billion, total expenditures are projected at $68.24 billion, and financing uses are projected to exceed financing sources by $220 million. The all governmental funds GAAP-basis Financial Plan projections show a deficiency of revenues and other financing sources over expenditures and other financing uses of $979 million, after a reported 1996-97 all funds surplus of $2.1 billion

The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and

State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

     (1) The State, Agencies and Other Municipalities. During the mid- 1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

     In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

GAAP-Basis Results--1996-97 Fiscal Year. The State completed its 196-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

GAAP-Basis Results--1995-96 Fiscal Year. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service Fund types, respectively.

GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined Governmental Funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated Governmental Funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service Fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects Fund type.

The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

State Financial Plan--Cash-Basis Results--General Fund.  The General
Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48% of total Governmental Funds disbursements and 71% of total State Funds disbursements. The General Fund is projected to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to be $35.09 billion, an increase of $2.05 billion from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total in the prior fiscal year.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. During its last five fiscal years, however, the State recorded balanced budgets on a cash basis, with positive fund balances as described below.

The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997- 98 Financial Plan when enacted by the State Legislature.

The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the Tax Stabilization Reserve Fund ("TSRF"), after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the Contingency Reserve Fund ("CRF"). This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program as was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, and increase of 0.7% from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7% from the 1995-96 fiscal year.

The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. Of that amount, $65 million was deposited into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year.

Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years ended March 31, 1997, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Disbursements from Special Revenue Funds increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs. Although activity in this fund type is expected to comprise approximately 42% of total governmental funds receipts in the 1997-98 fiscal year, three-quarters of that activity relates to federally-funded programs. Projected receipts in this fund type for the 1997-98 fiscal year total $28.22 billion, an increase of $2.51 billion (9.7%) over the prior year. Projected disbursements in this fund type total $28.45 billion, an increase of $2.43 billion (9.3%) over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the MTA funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

The Capital Projects Funds are used to finance the acquisition, construction or rehabilitation of major state capital facilities and to aid local government units and Agencies in financing capital construction. Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

In the 1997-98 fiscal year, activity in these funds is expected to comprise 5% of total governmental receipts.

Total receipts in this fund type for the 1997-98 fiscal year are projected at $3.30 billion. Bond and note proceeds are expected to provide $605 million in other financing sources. Disbursements from this fund type are projected to be $3.70 billion, an increase of $154 million (4.3%) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27%) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (29%), public authority bond proceeds (31%), general obligation bond proceeds (15%), and pay-as-you-go revenues (25%).

The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments.

Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund. This fund type is expected to comprise 4% of total governmental fund receipts and 4.7% of total government disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax receipts transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-998 fiscal year, total disbursements in this fund type are projected at $3.17 billion, an increase of $641 million or 25.3%, most of which is explained by increases in the General Fund transfer as discussed earlier. The projected transfer from the General Fund of $2.07 billion is expected to finance 65% of these payments.

The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees and other miscellaneous receipts. After required impoundment for debt service,

$3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer-$1.86 billion-is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Fund, following payments of projected debt service on LGAC bonds.

State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding
BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in COPs during the State's 1997-98 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1997-98 fiscal year may change if circumstances require.

State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

At September 30, 1996, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $75.4 billion as of September 30, 1996. As of March 31, 1997, aggregate Agency debt outstanding as State- supported debt was $32.8 billion and as State-related was $37.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

Several Agencies have experienced  financial  difficulties in the past.  Certain
Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.

UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island
Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan

Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997- 98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the Federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

 There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State

Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.

Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State, other than the City, was approximately $19 billion. A small portion (approximately $102.3 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range, potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii)
alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part);
(xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans,  and health  maintenance  organizations  to provisions of
Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

(2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

During the 1990 and 1991 fiscal years, as a result of a slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

According to a recent OSDC economic report, the City's economy was slow to recover from the recession and was expected to have experienced a weak employment situation, and moderate wage and income growth, during the 1995- 96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

The City requires certain amounts of financing for seasonal and capital spending purposes. The City issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

State Economic and Demographic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

          (a)(1) Amended Certificate of Trust.

          (a)(2) Amended Trust Instrument.

          (b)    By-laws.

          (c)    None.

          (d) Investment Advisory Agreement between Registrant and The Ramirez Trust is filed herewith.

          (e) Distribution Agreement by and between the Registrant and Ramirez & Company is filed herewith.

          (f)    None.

          (g) Custodian Agreement between the Registrant and Firstar Trust Company is filed herewith.

          (h)(1) Transfer Agency Agreement by and between the Registrant and Firstar Trust Company is filed herewith.

          (h)(2) Fund Administration Servicing Agreement by and between the Registrant and Firstar Trust Company is filed herewith.

          (h)(3) Shareholder Services Plan and Agreement by and between the Registrant and Firstar Trust Company is filed herewith.

          (h)(4) Fund  Accounting   Servicing  Agreement  by  and  between  the
                 Registrant and Firstar Trust Company is filed herewith.

          (h)(5) Fulfillment Servicing Agreement by and between the Registrant and Firstar Trust Company is filed herewith.

          (i)(1) Opinion of Kramer Levin Naftalis & Frankel LLP as to legality of securities being registered is field herewith.

          (i)(2) Opinion of Morris, Nichols, Arsht & Tunnell is filed herewith

          (j)(1) Consent of Kramer Levin Naftalis & Frankel LLP Counsel for the Registrant, is filed herewith.

          (j)(2) Consent of PricewaterhouseCoopers Independent Auditors for the Registrant, is filed herewith.

          (k)    None

          (l) Agreement between the Registrant and The Ramirez Trust in consideration for providing the initial capital is to be filed by amendment

          (m) The Ramirez Trust Service and Distribution Plan adopted under Rule 12b-1 is filed herewith.

          (n)    None

          (o)    None

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          After commencement of the public offering of the Registrant's shares, the Registrant expects that no person will be directly or indirectly controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

         (a) "Subject to the exceptions and limitations contained in Subsection 10.02(b):

              (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

              (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

              (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                    Ramirez Asset Management, Inc. provides management services to the Registrant. To the best of the Registrant's knowledge, the directors and officers have not held at any time during the past two fiscal years or been engaged for his own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature.

ITEM 27.   PRINCIPAL UNDERWRITERS

                    (a) Ramirez & Co., Inc. is the Registrant's principal underwriter.


                    (b) The following information is furnished with respect to the officers and directors of Ramirez & Co., Inc., Registrant's principal underwriter:

Name and Principal           Position and Offices with    Position and Offices
Business Address             Principal Underwriter        with Registrant
----------------             ---------------------        ---------------

Samuel A. Ramirez            President                    Chairman/President
61 Broadway
New York, NY 10066

Alexander Vermitsky, Jr.     Vice President/Secretary     Vice
61 Broadway                                               President/Secretary
New York, NY 10066

John Kick                    Chief Financial Officer      Treasurer
61 Broadway
New York, NY 10066




                    (c) not applicable

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

                    The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Ramirez Asset Management, 61 Broadway, New York, NY 10066.


ITEM 29.   MANAGEMENT SERVICES

                    Not applicable.


ITEM 30.   UNDERTAKINGS

                    (1) Registrant undertakes to furnish each person to whom a prospectus is delivered, a copy of the Fund's latest annual report to shareholders which will include the information required by Item 5A, upon request and without charge.

                    (2) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees if requested to do so by the holders of at least 10% of the Registrant's outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of October, 1998.

                                        The Ramirez Trust


                                        By:/s/ Samuel A. Ramirez
                                        ------------------------
                                           Samuel A. Ramirez
                                           President


As required by the Securities Act of 1933, this Pre-Effective Amendment to the its Registration Statement has been signed by the following persons in the capacities on the 29th day of October, 1998.

Name                          Title                           Date
----                          -----                           ----

/s/ Samuel A. Ramirez         President and Chairman           October 29, 1998
---------------------
Samuel A. Ramirez

/s/ John Kick                 Treasurer and Chief
-------------                 Financial Officer                October 29, 1998
John Kick

            *                 Trustee                          October 29, 1998
-------------------
Alexander Vermitsky

            *                 Trustee                          October 29, 1998
-------------------
Alfonse Santagata

            *                 Trustee                          October 29, 1998
-------------------
Charles H. Falk

            *                 Trustee                          October 29, 1998
-------------------
Paul Voigt

            *                 Trustee                          October 29, 1998
-------------------
Alan Dlugash


*By:/s/ Peter O'Rourke
    ------------------
  Peter O'Rourke
  Power of Attorney

                                  EXHIBIT INDEX

EX-99.B1(a)         Amended Certificate of Trust

EX-99.B1            Amended Trust Instrument

EX-99.B2            By laws

EX-99.B5            Investment Advisory Agreement

EX-99.B6            Distribution Agreement

EX-99.B8            Form of Custodian Agreement

EX-99.B9(a)         Shareholder Services Plan & Agreement

EX-99.B9(b)         Fund Administration Servicing Agreement

EX-99.B9(c)         Form of Transfer Agency Agreement

EX-99.B9(d)         Form of Fund Accounting Servicing Agreement

EX-99.B9(e)         Form of Fulfillment Servicing Agreement

EX-99.B10(a)        Opinion of Morris, Nichols, Arsht & Tunnell

EX-99.B10(b)        Opinion of Kramer Levin Naftalis & Frankel LLP

EX-99.B11(a)        Consent of Kramer Levin Naftalis & Frankel LLP Counsel for
                    the Registrant

EX-99.B11(b)        Consent of PricewaterhouseCoopers, Independent Auditors for
                    the Registrant

EX-99.B15           The Ramirez Trust Service and Distribution Plan

EX-99.B19           Power of Attorney